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                                                                    EXHIBIT 10.3

                               CONTINUING GUARANTY

      1. Promise to Pay. For value received, the undersigned hereby absolutely and unconditionally guarantees to CHEMICAL BANK SHORELINE, a Michigan banking corporation (the "Bank"), the full and prompt payment or performance of the following in accordance with the terms of this Guaranty: any and all indebtedness, obligations, promises, debts and liabilities of every kind and nature of EXPRESS 1, INC. (the "Debtor") to the Bank however evidenced, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, joint or several and however owned, held or acquired by the Bank, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise and any and all indebtedness, obligations or liabilities for which Debtor would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason (hereinafter collectively the "Indebtedness"). The undersigned also agrees to pay all costs and expenses including, but not limited to, reasonable attorney's fees incurred by the Bank in endeavoring to collect the Indebtedness or any part thereof and in enforcing this Guaranty or realizing upon any collateral for the Indebtedness or this Guaranty (including participating or taking action in any bankruptcy or other insolvency proceeding of the Debtor or the undersigned).

      2. Extent of Liability. If the Debtor fails to pay all or any part of the Indebtedness when due, whether by default or maturity, the undersigned immediately upon the demand of the Bank will pay to the Bank the amount due and unpaid by the Debtor as if such amount constituted the direct and primary obligation of the undersigned. The Bank shall not be required prior to any such demand on or payment by the undersigned to make any demand upon or pursue or exhaust any of its rights or remedies against the Debtor or any other person obligated with respect to the Indebtedness ("Obligor") or to pursue or exhaust any of its rights or remedies with respect to any collateral for the Indebtedness or this Guaranty. Upon the death, incompetency, dissolution, liquidation or insolvency (however evidenced) of the Debtor, or the institution of bankruptcy or receivership proceedings against or by the Debtor, all of the Indebtedness then existing shall, at the option of the Bank and without notice to the Debtor or the undersigned, immediately become due and payable by the undersigned. The Bank may enforce this Guaranty against the undersigned without any obligation to resort to the Debtor for the payment or to any other guarantor or any collateral, security, liens or other rights or remedies of the Bank. This is a continuing guaranty of payment and not of collection and remains effective whether the Indebtedness is from time to time reduced and later increased or entirely extinguished and later reincurred. The undersigned delivers this Guaranty based solely on the undersigned's independent investigation of (or decision not to investigate) the financial condition of the Debtor and is not relying on any information furnished by the Bank. The undersigned assumes full responsibility for obtaining any further information concerning the Debtor's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. The undersigned knowingly accepts the full range of risk encompassed in this Guaranty, which risk includes, without limit, the possibility that the Debtor may incur Indebtedness to the Bank after the financial condition of the Debtor, or the Debtor's ability to pay debts as they mature, has deteriorated.

         The undersigned agrees to pay the Indebtedness to the Bank in accordance with the terms of each instrument and document evidencing the Indebtedness regardless of whether
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such terms are held to be unenforceable, void or of no effect against the Debtor or any other Obligor. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Bank any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability that may be available to the Debtor or any other Obligor, or any setoff available to the Debtor or any other Obligor against the Bank, whether or not on account of a related transaction. The undersigned shall be liable for any deficiency remaining after foreclosure of or realization upon any security for all or part of the Indebtedness, whether or not the liability of the Debtor or any other Obligor for the deficiency is discharged pursuant to statute, judicial decision or otherwise.

      3. Waivers and Powers of the Bank. The undersigned waives: (i) and postpones any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from the Debtor any amounts paid by the undersigned pursuant to this Guaranty until such time as Bank has been fully and irrevocably paid the entire Indebtedness and no such payment (or any part thereof) is subject to any actual or potential claim for recovery, return or disgorgement as a preference or otherwise; (ii) any notice of the Debtor incurring any of the Indebtedness; and (iii) presentment, demand, protest or notice of dishonor, non-payment or other default with respect to any of the Indebtedness or any collateral therefore. The undersigned hereby grants to the Bank full power in its discretion and without notice to the undersigned to deal in any manner with the Indebtedness and any guarantor or any collateral, including but not limited to the following powers:

                  A. To change any terms of any of the Indebtedness, including the rate of interest and to grant any extension or renewal of the Indebtedness and any other indulgence with respect thereto and to effect any release, compromise or settlement of the Indebtedness;

                  B. To forebear or enter into any agreement to forebear from taking any action with respect to any of the Indebtedness or with respect to any guarantor or any collateral and to change the terms of any agreement to forebear;

                  C. To forebear for calling for additional collateral to secure any of the Indebtedness or any other obligation of the Debtor to the Bank;

                  D. To consent to the substitution, exchange or release of any one of the undersigned (if more than one) and any other guarantors or all or any part of any collateral securing the Indebtedness whether or not any new collateral or guaranties, if any, received by the Bank as a result of any such substitution, exchange or release, shall be of the same or of a different character or value than the collateral or guarantees surrendered by the Bank;

                  E. If the Indebtedness is not paid when due, whether by default, demand or maturity or if there is a default in the performance of any obligation with respect to the collateral, to realize on all or part of the collateral as a whole or in such parcels or subdivided interest as the Bank may elect at any public or private sales for cash or on credit for future delivery without demand,


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         advertisement or notice of the time or place of sale or any adjournment thereof (the undersigned hereby waives any such demand, advertisement and notice to the extent permitted by law), or by foreclosure or otherwise or to forebear from realizing thereon as the Bank, in its discretion, deems proper and to purchase all or any part of any collateral for its own account at any such sale or foreclosure.

            The obligations of the undersigned hereunder shall not be released, discharged or in any way affected nor shall the undersigned have any rights or recourse against the Bank by reason of any action the Bank may take or omit to take under the foregoing powers. The undersigned unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledges that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledges that as of the date of this Guaranty no such defense or setoff exists.

            The obligations of the undersigned hereunder shall not be released, discharged or in any way affected by reason of the fact that a valid lien on any of the collateral may not be conveyed to or created in favor of the Bank; nor by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Indebtedness may be invalid or unenforceable for any reason; nor by reason of the fact that the value of any of the collateral or the financial condition of the Debtor, any obligor or any guarantor may not have been correctly estimated or may have changed or may hereafter change; nor by reason of any deterioration, waste or loss by fire, theft or otherwise of any collateral unless caused by the willful act or willful failure to act of the Bank; nor by any other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

            The undersigned agrees that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Debtor, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any assets, whether real or personal, to secure payment of the Indebtedness, and the undersigned is not relying upon any assets in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

            No release or discharge of any one or more of the undersigned or modification of this Guaranty as to any of the undersigned (if there be more than one) shall release or discharge any other of the undersigned unless and until all of the Indebtedness shall have been fully paid.

      4. Payments on the Indebtedness. All payments received from the Debtor or on account of the Indebtedness from any other source shall be taken and applied as payment in gross


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and this Guaranty shall apply to and secure any ultimate balance which shall remain owing to the Bank. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on the Indebtedness.

      5. Termination. Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, however, the termination shall not be effective until the opening of business on the fifth (5th) day ("effective date") following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any credit facility provided to the Debtor by the Bank existing at the effective date of termination (whether advances or readvances by the Bank after the effective date of termination are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including, without limit, attorney fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of Debtor's credit facilities by the Bank or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

      6. Security. The liability of the undersigned under this Guaranty is secured by all items now or hereafter deposited in any account of any of the undersigned with the Bank and by all proceeds of such items (cash or otherwise); by all account balances of any of the undersigned now or hereafter with the Bank; by all property of any of the undersigned now or hereafter in the possession of the Bank; and by any other collateral, rights and properties described in each and every mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been or will hereafter be executed by any of the undersigned to or for the benefit of the Bank (all herein collectively called the "Guaranty Collateral"). Any Guaranty Collateral or the proceeds thereof may be applied to satisfy the liability of the undersigned under this Guaranty.

      7. Sale/Assignment: The undersigned acknowledges that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including, without limit, this Guaranty, without notice to the undersigned and that the Bank may disclose any documents and information which the Bank now has or later acquires relating to the undersigned or to the Borrower in connection with such sale, assignment, transfer, negotiation, or grant. The undersigned agrees that the Bank may provide information relating to this Guaranty or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.


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      8. Other Guarantors: If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be joint and several as to all guarantors, whether the guarantees are executed together or separately, and may be enforced at the option of the Bank against each or any number of guarantors. The Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Debtor to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantors. The undersigned acknowledges that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

      9. Reinstatement: Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or in part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to fraudulent transfer, bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Guaranty and the liens, pledges and security interests securing it, the undersigned agrees upon demand by the Bank, to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned does not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned.

      10. Miscellaneous. All persons signing this Guaranty on behalf of a corporation, partnership, trust or other entity warrant to the Bank that they are duly and properly authorized to execute this Guaranty. Nothing in this Guaranty shall waive or restrict any right of the Bank granted in any other document or by law. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver. No single or partial release by the Bank of any right or remedy shall preclude any other future exercise of that right or remedy or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank. Nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion. Any reference to the Bank shall include any assignee or holder of all or any part of the Indebtedness. Each and every immediate and successive assignee, transferee or holder of all or any part of the Indebtedness shall have the right to enforce this Guaranty by suit or otherwise for the benefit of such assignee, transferee or holder as fully as if such assignee, transferee or holder were specifically named herein, provided that the Bank shall have an unimpaired right to enforce this Guaranty for its benefit as to so


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much of the Indebtedness as it has not assigned or transferred. This Guaranty shall bind the respective heirs, personal representatives, successors and assigns of the undersigned. The undersigned agrees that any action against them for enforcement of this Guaranty may be brought by the Bank in any federal, municipal or state court in Michigan having jurisdiction of the subject matter; the undersigned consent to personal jurisdiction over them by such courts; and they consent to venue in such courts. This Guaranty was executed in Michigan and is governed by Michigan law. Any married woman executing this Guaranty acknowledges that she binds and intends to bind her individual estate hereby.

      11. JURY TRIAL WAIVER. THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

Date of Signing: October ____, 2005



WITNESSES:                          Guarantor:


________________________            SEGMENTZ, INC.


________________________            By:    ____________________________________
                                           Mark R. Patterson
                                    Its:   Chief Financial Officer

                                    Guarantor's Address:

                                    429 Post Road
                                    -------------------------------------------

                                    Buchanan, MI 49107
                                    -------------------------------------------


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